SUMMARY PROSPECTUS — MAY 1, 2014

RS Large Cap Alpha VIP Series

Before you invest, you may want to review the Series’ prospectus, which contains more information about the Series and its risks. You can find the Series’ prospectus and other information about the Series, including the Series’ Statement of Additional Information (SAI) and most recent reports to shareholders, online at http://www.rsinvestments.com/VIP.htm. You can also get this information at no cost by calling 800-221-3253 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Series’ Prospectus and SAI, each dated May 1, 2014, and the financial statements included in the Series’ annual report to shareholders, dated December 31, 2013.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I Shares	0.50%	N/A	0.04%	0.54%

Example

This Example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The Example also assumes that your investment earns a 5% return each year and that the Series’ operating expenses remain the same as shown above. The Example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$55	$173	$302	$677

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 48% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Series normally invests at least 80% of its net assets in companies considered by the Series’ investment team (at the time of purchase) to be large-capitalization companies. The Series’ investment team considers a company to be large-capitalization if its market capitalization is at least $5 billion. The Series’ investment team currently expects that the Series typically will hold between 35 and 50 securities positions.

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In evaluating investments for the Series, the Series’ investment team conducts fundamental research to identify companies with improving returns on invested capital. The investment team’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Series’ investment team seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The investment team seeks to invest in companies based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

The Series will typically invest principally in equity securities. The Series typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Principal Risks

You may lose money by investing in the Series. The Series may not achieve its investment objective. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Overweighting Risk

Overweighting investments in an industry or group of industries relative to the Series’ primary benchmark increases the risk that the Series will underperform its primary benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Series to a greater extent than its primary benchmark.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries relative to the Series’ primary benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Series’ primary benchmark.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Cash Position Risk

To the extent the Series holds assets in cash and cash equivalents, the ability of the Series to meet its objective may be limited.

Limited Portfolio Risk

To the extent the Series invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Series’ value more than if the Series invested in a larger number of issuers.

Mid-sized Companies Risk

Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Focused Investment Risk

Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of the Series’ shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Series. Such inflows or

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outflows might affect management of the Series adversely to the extent they were to cause the Series’ cash position or cash requirements to exceed normal levels.

Series Performance

The bar chart and table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for 1, 5, and 10 years and since inception compare with those of two broad measures of market performance. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Series’ past performance is not an indication of future performance. Updated performance information for the Series is available at http://www.guardianlife.com/ProductPortfolio/InvestmentRetirementProducts/Annuities/
VariableAnnuities/PricesandPerformance/index.htm.

Annual Total Return for Class I Shares

(calendar year-end)

Best Quarter Third Quarter 2009 17.35% Worst Quarter Third Quarter 2011 -20.96%

Average Annual Total Returns

(periods ended 12/31/13)

	1 Year	5 Years	10 Years	Since Inception (4/13/83)
Class I Shares	38.71%	16.53%	8.48%	10.99%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	7.58%	11.76%	[1]
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%	11.19%	[1]

1	Since inception returns for the Russell 1000® Value Index and S&P 500® Index shown in the table are since March 31, 1983, the month end prior to the inception of Class I shares.

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Management of the Series

Investment Adviser

RS Investment Management Co. LLC

Investment Team

RS Large Cap Alpha VIP Series is team-managed by members of the RS Value Team. The following list comprises five members of the investment team with responsibility for the day-to-day management of the Series: Joseph M. Mainelli (with RS Investments since 2007) has been a member of the Series’ investment team since 2012; Byron E. Penstock, CFA (with RS Investments since 2004) has been a member of the Series’ investment team since 2013; and Paul Hamilos, CFA (with RS Investments since 2011), Robert J. Harris (with RS Investments since 2005) and Daniel Lang, M.D. (with RS Investments since 2009) have each been a member of the Series’ investment team since January 2014.

Tax Information

The Series’ distributions are generally not taxable to you as a holder of a variable annuity contract or variable life insurance policy.

Payments to Financial Intermediaries

If you purchase the Series through an insurance company, broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the insurance company, broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s or insurance company’s website for more information.

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